UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 8, 2004 (October 5, 2004)
Date of report (Date of earliest event reported)

ALLEGHENY ENERGY, INC.
(Exact name of registrant as specified in charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-267 (Commission File Number)	13-5531602 (IRS Employer Identification No.)

800 Cabin Hill Drive Greensburg, Pennsylvania (Address of principal executive of offices)	15601-1689 (Zip code)

Registrant's telephone number, including area code:  (724) 837-3000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

        On October 5, 2004, Allegheny Energy, Inc. (“Allegheny Energy”) completed a private placement of 10 million shares of its common stock (the “Shares”). In connection with the private placement, Allegheny Energy entered into a registration rights agreement, dated as of October 5, 2004 (the “Registration Rights Agreement”), with Perry Partners International, Inc., Perry Partners, L.P., Auda Classic PLC, ZLP Master Utility Fund, Ltd., ZLP Master Fund, Ltd., ZLP Master Opportunity Fund, Ltd., Abrams Capital International, Ltd., Abrams Capital Partners I, LP, Abrams Capital Partners II, LP, Whitecrest Partners, LP and Canpartners Investments IV, LLC, the initial purchasers of the Shares (collectively, the “Purchasers”).

        Pursuant to the terms of the Registration Rights Agreement, Allegheny Energy agreed to (1) file a shelf registration statement on Form S-3 (the “Form S-3”) relating to the resale of the Shares with the Securities and Exchange Commission (the “SEC”) within fifteen days after the date that Allegheny Energy becomes eligible to use Form S-3, but no later than March 15, 2005, and (2) use its best efforts to cause the Form S-3 to be declared effective by the SEC no later than June 15, 2005. If the Form S-3 is not declared effective by the SEC on or prior to June 15, 2005, Allegheny Energy has agreed to pay each Purchaser that still holds Shares an amount (the “Liquidity Enhancement”) equal to the product of $0.07 and the number of Shares held by each such Purchaser for each monthly period beginning with the monthly period ended on July 15, 2005 and ending with the monthly period during which the SEC declares the Form S-3 effective. Allegheny Energy is not obligated to make Liquidity Enhancement payments in respect of more than six monthly periods. For purposes of the Registration Rights Agreement, a monthly period means the period beginning on the sixteenth day of a calendar month and ending on the fifteenth day of the next calendar month. Allegheny agreed to use its best efforts to keep the Form S-3 effective for a period ending on the earliest of (1) two years from the effective date of the Form S-3, (2) the date on which all of the Shares have been sold pursuant to the Form S-3 or Rule 144 under the Securities Act of 1933 (the “Securities Act”) or (3) the date on which the Shares become eligible for resale pursuant to Rule 144(k) under the Securities Act.

        A copy of the Registration Rights Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

        On October 5, 2004, Allegheny Energy sold 10 million shares of its common stock at a price of $15.15 per share in a private placement to the Purchasers. Allegheny Energy relied on the exemption from registration provided pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description
10.1	Registration Rights Agreement, dated as of October 5, 2004.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 8, 2004	ALLEGHENY ENERGY, INC. BY: /S/ David B. Hertzog —————————————— DAVID B. HERTZOG Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
10.1	Registration Rights Agreement, dated as of October 5, 2004.

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